AMENDMENT NO, 2 TO THIRD AMENDED AND RESTATED LOAN AGREEMENT

     AGREEMENT, made as of the 26th day of May, 1999, by and among:

     NATIONAL CONSUMER COOPERATIVE BANK, a corporation chartered by Act of Congress of the United States which conducts business under the trade name National Cooperative Bank (the "Borrower");

     The Banks which have executed this Agreement (individually, a "Bank" and, collectively, the "Banks"); and

     FLEET BANK, N.A., as Agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent");

                       W I T N E S E T H:

     WHEREAS:

     (A) The Borrower, the Agent and the banks signatory thereto (the "Existing Banks") entered into a certain Third Amended and Restated Loan Agreement dated as of May 28, 1997, which was amended pursuant to Amendment No. 1 to Third Amended and Restated Loan Agreement dated as of May 27, 1998 (as so amended, the "Original Loan Agreement"; the Original Loan Agreement, as amended hereby, and as it may hereafter be further amended, modified or supplemented, is hereinafter referred as the "Loan Agreement");

     (B) The Borrower wishes to amend the Original Loan Agreement to, among other things, (i) increase the aggregate Total Commitment from $290,000,000 to $350,000,000, (ii) extend the A Commitment Termination Date to May 24, 2002, and (iii) extend the B Commitment Termination Date to May 24, 2000, and the Banks and the Agent are willing to amend and supplement the Original Loan Agreement on the terms and conditions hereinafter set forth;

     (C) Simultaneously with the execution and delivery hereof, each of Comerica Bank and Bank Austria Aktiengesellschaft (each, a "Withdrawing Bank" and together, the "Withdrawing Banks") is terminating its Total Commitment under the Original Loan
Agreement and shall no longer be deemed a party thereto;

     (D) Simultaneously with the execution and delivery hereof, each of The First National Bank of Chicago and NationsBank, N.A. (each, a "New Bank" and together, the "New Banks") has agreed to make loans to the Borrower in the amounts set forth opposite its name on its signature page hereto and the Borrower desires to accept the Total Commitment of each New Bank and to cause the New Banks to be added as a "Bank" to the Original Loan Agreement as amended hereby, and the Agent and the Banks are agreeable to the addition of the New Banks;

     (E) Certain of the Existing Banks desire to increase their respective Total Commitment to the amount set forth opposite its name on its signature page hereto and the Borrower desires to accept such increased Total Commitment;

     (F) Certain of the Existing Banks desire to reallocate their respective Total Commitment (as between its A Commitment and B Commitment) to the amounts set forth opposite its name on its signature page hereto and the Borrower desires to accept such reallocation of the Total Commitment of each of them; and

     (G) All capitalized terms used herein which are not other wise defined herein shall have the respective meanings ascribed thereto in the Original Loan Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     Article 1.   Change in Total Commitments.

          Section 1.1 Total Commitments. From and after the date hereof, for purposes of the Loan Agreement, the Total Commitment of each Bank shall be the sum of the amounts set forth opposite each Bank's name on the signature pages hereto as the same may be reduced pursuant to the terms of the Loan Agreement, and, with respect to each Bank (other than the New Banks), such amount shall supersede and be deemed to amend the amount of its respective Total Commitment as set forth opposite its name on the signature pages to the Original Loan Agreement.

          Section 1.2 Withdrawing Banks. The parties hereto acknowledge that the Total Commitment of the Withdrawing Banks under the Original Loan Agreement has been terminated. The Withdrawing Banks shall have no further duties or obligations under the Original Loan Agreement after the date hereof. Each Withdrawing Bank shall duly cancel and return to the Borrower the promissory notes issued to it under the Original Loan Agreement immediately after it receives payment in full of all amounts owing to it under the Original Loan Agreement.

          Section 1.3 New Banks. Each New Bank agrees with the Borrower, the Banks and the Agent that (i) it will abide by the terms of the Original Loan Agreement as amended hereby, and
(ii) the Loan Agreement shall be binding upon, inure to the benefit of, and be enforceable by and against it.

          Section 1.4 Adjustment of Outstanding Loans. If any Loans are outstanding under the Original Loan Agreement on the date hereof, the Banks shall on the date hereof, at the direction of the Agent, make appropriate adjustments among themselves in order to insure that the amount (and type) of the Loans outstanding to the Borrower from each Bank under the Loan Agreement (as of the date hereof) are proportionate to the aggregate amount of all of the Total Commitments, after giving effect to the additional Total Commitment of the New Banks, the increased amount of the aggregate Total Commitments and the reallocation of the amounts of the Total Commitment of certain of the Banks. The Borrower agrees and consents to the terms of this
Section 1.4.

     Article 2.   Amendments to Original Loan Agreement;
                  Second Substituted Notes.

          Section 2.1    The Original Loan Agreement is hereby
amended as follows:

               (a) The phrase "the amount set forth opposite such Bank's name on the signature pages hereto" appearing in the definition of the terms "A Commitment" and "B Commitment" in
Article 1 of the Original Loan Agreement shall be deemed to refer to the amounts set forth opposite each Bank's name on the signature pages hereto.

               (b)  The definition of "A Commitment Termination
Date" appearing in Article 1 is amended by deleting the date "May
26, 2001 and substituting therefor the date "May 24, 2002".

               (c) The chart appearing in the definition of "Applicable Margin" appearing in Article 1 is deleted in its entirety and the following chart is substituted therefor:


"'Applicable Margin' - on any date, with respect to LIBOR Loans, the applicable percentage set forth below based upon the Ratings in effect on such date:

     Category 1                    A Loans        B Loans

A2 or higher by Moody's;           .28%           .30%
A or higher by S&P

     Category 2

A3 by Moody's;                     .35%           .375%
A- by S&P

     Category 3

Baal by Moody's;                   .40%           .425%
BBB+ by S&P


     Category 4

Baa2 by Moody's                    .45%           .475%
BBB by S&P

     Category 5

Baa3 by Moody's                    .525%          .60%
BBB- by S&P

     Category 6

Lower than Baa3 by Moody's         .775%          .825%"
Lower than BBB-by S&P
     -or -
No Rating by S&P or Moody's

               (d)  The definition of "B Commitment Termination
Date" appearing in Article 1 is amended by deleting the date "May
26, 1999" and substituting therefor the date "May 24, 2000".

               (e) The chart appearing in the definition of "Commitment Fee Percentage" appearing in Article 1 is deleted in its entirety and the following chart is substituted therefor:

          "'Commitment Fee Percentage' - on any date, the applicable percentage set forth below based upon the Ratings in effect on such date:

     Category 1                    A Loans        B Loan

A2 or higher by Moody's;           .12%        .10%
A or higher by S&P

     Category 2

A3 by Moody's;                     .15%        .125%
A- by S&P

     Category 3

Baal by Moody's;                   .175%       .15%
BBB+ by S&P

     Category 4

Baa2 by Moody's                    .20%        .175%
BBB by S&P

     Category 5

Baa3 by Moody's                    .275%       .20%
BBB- by S&P

     Category 6

Lower than Baa3 by Moody's         .35%        .30%"
Lower than BBB-by S&P
     -or -
No Rating by S&P or Moody's

          (f) Subsection 2.12(c) (re Additional Interest) is amended by deleting the amount "$174,000,000" in each place it appears therein and substituting therefor the amount
"$140,000,000".

          (g) Section 2.13 is deleted in its entirety and there is substituted therefor the following:

               "(a) The A Loans made by each Bank shall be evidenced by a single promissory note of the Borrower (each, a "Second Substituted A Note" and, collectively, the "Second Substituted A Notes") in substantially the form of Exhibit A-1 annexed to Amendment No. 2 to Third Amended and Restated Loan Agreement dated as of May 26, 1999 by and among the Borrower, the banks signatory thereto and the Agent ("Amendment No. 2"). Each Second Substituted A Note shall be dated the date of Amendment No. 2, shall be payable to the order of such Bank in a principal amount equal to such Bank's A Commitment as in effect on the date of Amendment No. 2 and shall otherwise be duly completed. All A Loans made by each Bank hereunder and all payments and prepayments made on account of the principal thereof, and all conversions of such A Loans shall be recorded by such Bank on the schedule attached to the relevant Second Substituted A Note (provided that any failure by such Bank to make any such endorsement shall not affect the obligations of the Borrower hereunder or under such Second Substituted A Note in respect of such A Loans).

               (b)  The B Loans made by each Bank shall be
evidenced by a single promissory note of the Borrower (each, a "Second Substituted B Note" and, collectively, the "Second Substituted B Notes") in substantially the form of Exhibit A-2 annexed to Amendment No. 2. Each Second Substituted B Note shall be dated the date of Amendment No. 2, shall be payable to the order of such Bank in a principal amount equal to such Bank's B Commitment as in effect on the date of Amendment No. 2 and shall otherwise be duly completed. All B Loans made by each Bank hereunder and all payments and prepayments made on account of the principal thereof, and all conversions of such B Loans shall be recorded by such Bank on the schedule attached to the relevant Second Substituted B Note (provided that any failure by such Bank to make any such endorsement shall not affect the obligations of the Borrower hereunder or under such Second Substituted B Note in respect of such B Loans).

                        (c)  The Swing Line Loans made by
                    the Swing Line Lender shall be evidenced by a single promissory note of the Borrower (the "Second Substituted Swing Line Note") substantially in the form of Exhibit A-3 annexed to Amendment No. 2. The Second Substituted Swing Line Note shall be dated the date of Amendment No. 2, shall be payable to the order of the Swing Line Lender in a principal amount equal to the Swing Line Loan Commitment and shall be otherwise duly completed. All Swing Line Loans made by the Swing Line Lender hereunder and all payments and prepayments on account of the principal thereof shall be recorded by the Swing Line Lender on the schedule attached to the Second Substituted Swing Line Note (provided, that any failure by the Swing Line Lender to make such endorsement shall not affect the obligations of the Borrower hereunder or under the Second Substituted Swing Line
                    Note)."

          (h) Schedule 3.1 is amended by deleting all references to "Cooperative Funding Corporation" and "NCB Investment
Advisers, Inc.", which were dissolved by the Borrower.

          Section 2.2 In order to evidence the Loans and the Swing Line Loan, as amended hereby, the Borrower shall execute and deliver to each Bank, as the case may be, simultaneously with the execution and delivery hereof, promissory notes payable to the order of such Bank in substantially the form of Exhibits A-1, A-2 and A-3 (in the case of the Swing Line Lender) annexed hereto (hereinafter referred to individually as a "Second Substituted Note" and collectively as the "Second Substituted Notes"). Each of the Banks (other than the New Banks) shall, upon the execution and delivery by the Borrower of its applicable Second Substituted Notes as herein provided, mark the Substituted Notes delivered to it in connection with the Original Loan Agreement "Replaced by Second Substituted Note" and return them to the Borrower.

          Section 2.3 (a) All references in the Original Loan Agreement or any other Loan Document to the "Loan(s)", the "A Note(s)", the "B Note(s)", the "Swing Line Note", the "Note(s)" and the "Loan Documents" shall be deemed to refer respectively, to the Loan(s) as amended hereby, the Second Substituted A Note(s), the Second Substituted B Note(s), the Second Substituted Swing Line Note, the Second Substituted Note(s) and the Loan Documents as defined in the Original Loan Agreement together with, and as amended by, this Amendment No. 2, the Second Substituted Notes and all agreements, documents and instruments delivered pursuant thereto or in connection therewith.

               (b) All references in the Original Loan Agreement and the other Loan Documents to the "Loan Agreement", and also in the case of the Original Loan Agreement to "this Agreement", shall be deemed to refer to the Original Loan Agreement, as amended hereby.

          Section 2.4    The Original Loan Agreement and the
other Loan Documents shall each be deemed amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Agreement.

     Article 3.   Representations and Warranties.

     The Borrower hereby confirms, reaffirms and restates to each of the Banks and the Agent all of the representations and warranties set forth in Article 3 of the Original Loan Agreement as if such representations and warranties were made as of the date hereof, except for changes in the ordinary course of business which, either singly or in the aggregate, are not materially adverse to the business or financial condition of the Borrower.

     Article 4.   Conditions to Effectiveness of this Agreement.

          This Amendment No. 2 to Third Amended and Restated Loan
Agreement shall become effective on the date of the fulfillment
(to the satisfaction of the Agent) of the following conditions precedent:

               (a) This Amendment No. 2 shall have been executed and delivered to the Agent by a duly authorized representative of the Borrower, the Agent and each Bank.

               (b)  The Borrower shall have executed and
delivered to each Bank its Second Substituted A Note and Second Substituted B Note and with respect to the Swing Line Lender, the Second Substituted Swing Line Note.
               (c) The Agent shall have received a Compliance Certificate from the Borrower dated the date hereof and the matters certified therein, including, without limitation, that after giving effect to the terms and conditions of this Amendment No. 2, no Default or Event of Default shall exist, shall be true.

               (d) Shea & Gardner, counsel to the Borrower, shall have delivered its legal opinion to the Agent, in form and substance satisfactory to the Agent and its counsel.

               (e) The Agent shall have received copies of the following:

                    (i)  Copies of all corporate action taken by
the Borrower to authorize the execution, delivery and performance of this Amendment No. 2, the Substituted Notes and the trans actions contemplated hereby, certified by its secretary;

                    (ii) A certificate from the secretary of the Borrower to the effect that the By-laws of the Borrower delivered to the Agent pursuant to the Original Loan Agreement have not been amended since the date of such delivery and that such document is in full force and effect and is true and correct as of the date hereof; and

                     (iii) An incumbency certificate (with
specimen signatures) with respect to the Borrower.

               (f) All legal matters incident hereto shall be satisfactory to the Agent and its counsel.

     Article 5.   Miscellaneous.

          Section 5.1 Article 10 of the Original Loan Agreement. The miscellaneous provisions under Article 10 of the Original Loan Agreement, together with the definition of all terms used therein, and all other sections of the Original Loan Agreement to which Article 10 refers are hereby incorporated by reference as if the provisions thereof were set forth in full herein, except that (i) the terms "Loan Agreement", "Note(s)" and "Loan", shall be deemed to refer, respectively, to the Original Loan Agreement, as amended hereby, the Second Substituted Note(s) and the Loans, as amended hereby; (ii) the term "this Agreement" shall be deemed to refer to this Agreement; and (iii) the terms "hereunder" and "hereto" shall be deemed to refer to this Agreement.

          Section 5.2 Continued Effectiveness. Except as amended hereby, the Original Loan Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.
          Section 5.3 Counterparts. This Agreement may be executed by the parties hereto in one or more counterparts, each
of which shall be an original and all   of which shall constitute
one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.

                         NATIONAL CONSUMER COOPERATIVE BANK,
                         D/B/A NATIONAL COOPERATIVE BANK


                         By_________________________________
                                                       Title

A Commitment                  FLEET BANK, N.A.,
                              as Agent and as a Bank,
$18,000,000                   and as Swing Line Lender



                              By_________________________
                                   Name:  Thomas J. Levy
                                   Title: Vice President

B Commitment                  Lending Office for Prime Rate
                              Loans and LIBOR Loans and
$27,000,000                   Address for Notices:

                              1185 Avenue of the Americas
                              New York, New York 10036
                              Attn:   Mr. Thomas J. Levy
                                      Vice President

                              Telephone No.: 212-819-5751

                              Telecopier No.: 212-819-4112

                              Telex No. 62610 NBNA UW



A Commitment                  FIRST UNION NATIONAL BANK, as
                              Syndication Agent and as a Bank
$16,000,000


                              By:__________________________
                                 Name:
                                 Title:

B Commitment                  Lending Office for Prime Rate
                              Loans and LIBOR Loans and
$24,000,000                   Address for Notices:

                              First Union National Bank
                              Non-Profit Financial Services
                              Group
                              1970 Chain Bridge Road
                              McLean, Virginia 22102

                              Attn.:    Mr. David Ryder
                                        Senior Vice
                                        President

                              Telephone No.: 703-760-6183

                              Telecopier No.: 703-760-5779



A Commitment                  COOPERATIEVE CENTRALE RAIFFEISEN
                              BOERENLEENBANK B.A.,
                              Rabobank
$16,000,000                   International, New York Branch



                              By:_____________________________
                                 Name:
                                 Title:


B Commitment                  Lending Office for Prime Rate
                              Loans and LIBOR Loans and
$24,000,000                   Address for Notices:

                              245 Park Avenue
                              New York, New York 10167
                              Attn:   Mr. Timothy O'Brien
                                      Vice President

                              Telephone No.: 212-916-7826

                              Telecopier No.: 212-808-2585

                              With a copy to:

                              c/o Rabo Support Services
                              10 Exchange Place
                              Jersey City, New Jersey 07302
                              Attention: Corporate Services



A Commitment                  PNC BANK, NATIONAL ASSOCIATION

$14,000,000


                             By:___________________________
                                   Name:
                                   Title:

B Commitment                  Lending Office for Prime Rate
                              Loans and LIBOR Loans and
$21,000,000                   Address for Notices:

                              PNC Bank, National Association
                              1600 Market Street/21st Floor
                              Philadelphia, Pennsylvania
                              19103
                              Attn.: Brennan Danile
                              Assistant Vice President

                              Telephone No.: 215-585-8523

                              Telecopier No.: 215-585-5972


A Commitment                  NATIONSBANK, N.A.

$13,000,000

                              By:_______________________________
                                  Name:
                                  Title:

B Commitment                  Lending Office for Prime Rate
                              Loans and LIBOR Loans and
$19,500,000                   Address for Notices:

                              NationsBank, N.A.
                              901 Main Street/66th Floor
                              Dallas, Texas 75202
                              Attn.:  Mary Pat Riggins
                                      Vice President

                              Telephone No.: 214-209-0585

                              Telecopier No.: 214-209-0604



A Commitment                  THE FIRST NATIONAL BANK OF
                              CHICAGO

$13,000,000

                              By:_______________________________
                                   Name:
B Commitment                       Title:

$19,500,000

                              By:_______________________________
                                  Name:
                                  Title:

                              Lending Office for Prime Rate
                              Loans and LIBOR Loans and
                              Address for Notices:

                              The First National Bank of
                              Chicago
                              One First National Plaza/
                              Suite 0155
                              Chicago, Illinois 60670
                              Attn.:  Eric Wiedelman
                                      Corporate Banking
                                      Officer

                              Telephone No.: 312-732-6222

                              Telecopier No.: 312-732-5294




A Commitment                  DG BANK DEUTSCHE
                              GENOSSENSCHAFTBANK A.G
                              CAYMAN ISLANDS BRANCH
$8,000,000


                              By:________________________________
                                   Name:
                                   Title:

B Commitment

$12,000,000
                              By:________________________________
                                   Name:
                                   Title:


                              Lending Office for Prime Rate
                              Loans and LIBOR Loans and
                              Address for Notices:

                              DG Bank Deutsche
                              Genossenschaftbank AG
                              Cayman Islands Branch
                              609 Fifth Avenue
                              New York, New York 10017
                              Attn:  Edward Thome
                              Assistant Vice President

                              Telephone No.: 212-745-146

                              Telecopier No.: 212-745-
                                              1422/1566



A Commitment                  UNION BANK OF CALIFORNIA, N.A.

$8,000,000

B Commitment
                             By______________________________
                                   Name: James L. Chappel
$12,000,000                        Title: Vice President

                              Lending Office for Prime Rate
                              Loans and LIBOR Loans and
                              Address for Notices:

                              Union Bank of California, N.A.
                              445 So. Figueroa Street
                              Los Angeles, California 90071
                              Attn:  James L. Chappel
                              Vice President

                              Telephone No.: 213-236-4086
                              Telecopier No.: 213-236-5548





A Commitment                  FIRST NATIONAL BANK OF
                              MARYLAND,      a division of FMB
                              Bank
$7,000,000


                              By:___________________________
                                   Name:
                                   Title:

B Commitment                  Lending Office for Prime Rate
                              Loans and LIBOR Loans and
$10,500,000                   Address for Notices:

                              FMB Bank
                              Financial Institutions
                              Division
                              P.O. Box 1596 (101-710)
                              Baltimore, Maryland 21203

                              Attn:  Ms. Florence Jenkins
                              Financial Institutions Officer

                              Telephone No.: 410-244-4437

                              Telecopier No.: 410-244-4234



                            EXHIBITS


A-1 Form of Second Substituted A Note
A-2 Form of Second Substituted B Note
A-3 Form of Second Substituted Swing Line Note



                           EXHIBIT A-1
                       TO AMENDMENT NO. 2
          TO THIRD AMENDED AND RESTATED LOAN AGREEMENT
                          BY AND AMONG
               NATIONAL CONSUMER COOPERATIVE BANK
                               AND
                   CERTAIN BANKS NAMED THEREIN
                               AND
            FLEET BANK, N.A., AS AGENT FOR THE BANKS

                FORM OF SECOND SUBSTITUTED A NOTE


[A Commitment Amount]                   Due May 24, 2002

     FOR VALUE RECEIVED, NATIONAL CONSUMER COOPERATIVE BANK D/B/A NATIONAL COOPERATIVE BANK,(the "Borrower"), hereby promises to
pay to the order of [         ] (the "Bank") by payment to the
Agent for the account of the Bank the principal sum of [amount of
A Commitment] ($    ) Dollars (or such lesser amount as shall
equal the aggregate unpaid principal amount of the A Loans made by the Bank under the Loan Agreement hereinafter defined, shown on the schedule annexed hereto and any continuation thereof), in lawful money of the United States of America and in immediately available funds on the date or dates determined as provided in the Loan Agreement but in no event later than May 24, 2002.

     The Borrower further promises to pay to the order of the Bank by payment to the Agent for the account of the Bank interest on the unpaid principal amount of each Loan from the date such Loan is made until paid in full, payable at such rates and at such times as provided for in the Loan Agreement.

     The Bank has been authorized by the Borrower to record on the schedules annexed to this A Note (or on any continuation thereof) the amount, type, due date and interest rate of each A Loan made by the Bank under the Loan Agreement and the amount of each payment or prepayment of principal and the amount of each payment of interest of each such A Loan received by the Bank, it being understood, however, that failure to make any such notation shall not affect the rights of the Bank or the obligations of the Borrower hereunder or under the Loan Agreement in respect of such Loans. Such notations shall be deemed correct, absent manifest error.

     This A Note is one of the Notes referred to in the Third Amended and Restated Loan Agreement dated as of May 28, 1997, as amended by Amendment No. 1 to Third Amended and Restated Loan Agreement dated as of May 27, 1998 and Amendment No. 2 to Third Amended and Restated Loan Agreement dated as of May 26, 1999 (as so amended, the "Loan Agreement")among the Borrower, the Banks and Fleet Bank, N.A., as Agent for the Banks and evidences the A Loans made by the Bank thereunder. (This Second Substituted A Note supersedes and is given in substitution for the Substituted A Note dated May 27, 1998 made by the Borrower to the order of the Bank in the original principal amount of $ but does not constitute a novation, extinguishment or termination of the obligations evidenced thereby.] Capitalized terms used in this A Note have the respective meanings assigned to them in the Loan Agreement.

     Upon the occurrence of an Event of Default under the Loan Agreement, the principal hereof and accrued interest hereon shall become, or may be declared to be, forthwith due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

     The Borrower may at its option prepay all or any part of the principal of this A Note before maturity upon and subject to the terms provided in the Loan Agreement.

     The Borrower agrees to pay costs of collection and reason able attorneys, fees in case default occurs in the payment of this A Note.

     Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

     This A Note has been executed and delivered this 26th day of May, 1999 in New York, New York, and shall be construed in accordance with and governed by the internal laws of the State of New York.

                              NATIONAL CONSUMER COOPERATIVE BANK
                              D/B/A NATIONAL COOPERATIVE BANK


                              By:________________________________
                                                            Title

                SCHEDULE TO SECOND SUBSTITUTED A NOTE
           MADE BY NATIONAL CONSUMER COOPERATIVE BANK
                  IN FAVOR OF _________________


     This Note evidences the Loans made under the within described Agreement, in the principal amounts, of the types (Prime Rate Loans or LIBOR Loans) and on the dates set forth below, subject to the payments or prepayments set forth below:

           Principal            Interest
           Amount of  Due Date  Rate on   Amount of  Balance     Notarion
Date Made    Loan     of Loan     Loan     Payment  Outstanding  Made By



                           EXHIBIT A-2
                       TO AMENDMENT NO. 2
          TO THIRD AMENDED AND RESTATED LOAN AGREEMENT
                          BY AND AMONG
               NATIONAL CONSUMER COOPERATIVE BANK
                               AND
                   CERTAIN BANKS NAMED THEREIN
                               AND
            FLEET BANK, N.A., AS AGENT FOR THE BANKS

                FORM OF SECOND SUBSTITUTED B NOTE

[B Commitment Amount]                        Due May 24, 2000

     FOR VALUE RECEIVED, NATIONAL CONSUMER COOPERATIVE BANK D/B/A NATIONAL COOPERATIVE BANK (the "Borrower"), hereby promises to
pay to the order of E         I (the "Bank") by payment to the
Agent for the account of the Bank the principal sum of [amount of
B Commitment] ($    ) Dollars (or such lesser amount as shall
equal the aggregate unpaid principal amount of the B Loans made by the Bank under the Loan Agreement hereinafter defined, shown on the schedule annexed hereto and any continuation thereof), in lawful money of the United States of America and in immediately available funds on the date or dates determined as provided in the Loan Agreement but in no event later than May 24, 2000.

     The Borrower further promises to pay to the order of the Bank by payment to the Agent for the account of the Bank interest on the unpaid principal amount of each Loan from the date such Loan is made until paid in full, payable at such rates and at such times as provided for in the Loan Agreement.

     The Bank has been authorized by the Borrower to record on the schedules annexed to this B Note (or on any continuation thereof) the amount, type, due date and interest rate of each B Loan made by the Bank under-the Loan Agreement and the amount of each payment or prepayment of principal and the amount of each payment of interest of each such B Loan received by the Bank, it being understood, however, that failure to make any such notation shall not affect the rights of the Bank or the obligations of the Borrower hereunder or under the Loan Agreement in respect of such Loans. Such notations shall be deemed correct, absent manifest error.

     This B Note is one of the Notes referred to in the Third Amended and Restated Loan Agreement dated as of May 28, 1997, as amended by Amendment No. 1 to Third Amended and Restated Loan Agreement dated as of May 27, 1998 and Amendment No. 2 to Third Amended and Restated Loan Agreement dated as of May 26, 1999 (as so amended, the "Loan Agreement") among the Borrower, the Banks, and Fleet Bank, N.A., as Agent for the Banks and evidences the B Loans made by the Bank thereunder. [This Second Substituted B Note supersedes and is given in substitution for the Substituted B Note dated May 27, 1998 made by the Borrower to the order of
the Bank in the original principal amount of $    but does
not constitute a novation, extinguishment or termination of the obligations evidenced thereby.] Capitalized terms used in this B Note have the respective meanings assigned to them in the Loan Agreement.

     Upon the occurrence of an Event of Default under the Loan Agreement, the principal hereof and accrued interest hereon shall become, or may be declared to be, forthwith due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

     The Borrower may at its option prepay all or any part of the principal of this B Note before maturity upon and subject to the terms provided in the Loan Agreement.

     The Borrower agrees to pay costs of collection and reason able attorneys' fees in case default occurs in the payment of this B Note.

     Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

     This B Note has been executed and delivered this 26th day of May, 1999 in New York, New York, and shall be construed in accordance with and governed by the internal laws of the State of New York.

                         NATIONAL CONSUMER COOPERATIVE BANK
                         D/B/A NATIONAL COOPERATIVE BANK


                         By:________________________________
                                                       Title



              SCHEDULE TO SECOND SUBSTITUTED B NOTE
           MADE BY NATIONAL CONSUMER COOPERATIVE BANK
                IN FAVOR OF _____________________

     This Note evidences the Loans made under the within described Agreement, in the principal amounts, of the types (Prime Rate Loans or LIBOR Loans) and on the dates set forth below, subject to the payments or prepayments set forth below:


          Principal   Interest
           Amount of  Due Date   Rate on   Amount of    Balance    Notarion
Date Made   Loan       of Loan    Loan      Payment   Outstanding  Made By



                           EXHIBIT A-3
                       TO AMENDMENT NO. 2
          TO THIRD AMENDED AND RESTATED LOAN AGREEMENT
                          BY AND AMONG
               NATIONAL CONSUMER COOPERATIVE BANK
                   CERTAIN BANKS NAMED THEREIN
                               AND
                        FLEET BANK, N.A.,
                     As AGENT FOR THE BANKS

           FORM OF SECOND SUBSTITUTED SWING LINE NOTE

$20,000,000                                  Due May 24, 2000

     FOR VALUE RECEIVED, NATIONAL CONSUMER COOPERATIVE BANK D/B/A NATIONAL COOPERATIVE BANK (the "Borrower"), hereby promises to pay to the order of FLEET BANK, N.A. (the "Bank") by payment to the Bank the principal sum of TWENTY MILLION DOLLARS ($20,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Swing Line Loans made by the Bank under the Loan Agreement hereinafter defined, shown on the schedule annexed hereto and any continuation thereof), in lawful money of the United States of America and in immediately avail able funds on the date or dates determined as provided in the Loan Agreement but in no event later than May 24, 2000.

     The Borrower further promises to pay to the order of the Bank by payment to the Bank interest on the unpaid principal amount of each Swing Line Loan from the date such Swing Line Loan is made until paid in full, payable at such rates and at such times as provided for in the Loan Agreement.

     The Bank has been authorized by the Borrower to record on the schedules annexed to this Swing Line Note (or on any continuation thereof) the amount, due date and interest rate of each Swing Line Loan made by the Bank under the Loan Agreement and the amount of each payment of principal and the amount of each payment of interest of each such Swing Line Loan received by the Bank, it being understood, however, that failure to make any such notation shall not affect the rights of the Bank or the obligations of the Borrower hereunder or under the Loan Agreement in respect of such Swing Line Loans. Such notations shall be deemed correct, absent manifest error.

     This Swing Line Note is the Swing Line Note referred to in the Third Amended and Restated Loan Agreement dated as of May 28, 1997, as amended by Amendment No. 1 to Third Amended and Restated Loan Agreement dated as of May 27, 1998 and Amendment No. 2 to Third Amended and Restated Loan Agreement dated as of May 26, 1999 (as so amended, the "Loan Agreement") among the Borrower, the Banks and Fleet Bank, N.A., as Agent for the Banks and evidences the Swing Line Loans made by the Bank thereunder. Capitalized terms used in this Swing Line Note have the respective meanings assigned to them in the Loan Agreement.

     Upon the occurrence of an Event of Default, under the Loan Agreement, the principal hereof and accrued interest hereon shall become, or may be declared to be, forthwith due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

     The Borrower agrees to pay costs of collection and reason able attorneys' fees in case default occurs in the payment of this Swing Line Note.

     Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

     This Swing Line Note has been executed and delivered this 26th day of May, 1999 in New York, New York, and shall be construed in accordance with and governed by the laws of the State of New York.

                         NATIONAL CONSUMER COOPERATIVE BANK
                         D/B/A NATIONAL COOPERATIVE BANK



                         By:________________________________
                                                       Title


         SCHEDULE TO SECOND SUBSTITUTED SWING LINE NOTE
           MADE BY NATIONAL CONSUMER COOPERATIVE BANK
                  IN FAVOR OF FLEET BANK, N.A.

     This Swing Line Note evidences the Swing Line Loans made under the within described Agreement, in the principal amounts, and on the dates set forth below, subject to the payments set forth below:

           Principal  Interest
           Amount of  Due Date  Rate on   Amount of  Balance     Notarion
Date Made   Loan       of Loan    Loan     Payment  Outstanding  Made By